UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2005

TRADEQUEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03296	64-0440887
(Commission File Number)	(I.R.S. Employer Identification Number)

2400 East Commercial Blvd., Suite 612, Fort Lauderdale, FL 33308

(Address of Principal Executive Offices) (Zip Code)

(954) 491-5488

(Registrant’s Telephone Number, Including Area Code)

2501 North Green Valley Parkway, Suite 110-D, Henderson Nevada 89104

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant.

On November 14, 2005 Tradequest dismissed HJ & Associates, LLC (“HJA”) as its independent registered public accounting firm. HJA had been the independent registered public accounting firm for the Company and audited the consolidated financial statements of Tradquest as of December 31, 2004, and for the period from January 1, 2001 (inception) through December 31, 2004. The reports of HJA on the financial statements of Tradequest for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an explanatory paragraph relating to Tradequest’s ability to continue as a “going concern” as a result of the lack of capital and a reliable source of revenues, and Tradequest not being sufficiently capitalized for its business plan. The decision to change accountants was approved unanimously by the Board of Directors.

In connection with the audit for the two most recent fiscal years and in connection with HJA’s review of the subsequent interim periods preceding dismissal on November 14, 2005, there have been no disagreements between Tradequest and HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of HJA, would have caused HJA to make reference thereto in their report on Tradequest’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, Tradequest had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

On November 14, 2005, Tradequest engaged Webb & Company, P.A. as its independent registered public accounting firm. Tradequest had not consulted with Webb & Company, P.A. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Tradequest’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by Tradequest in reaching a decision as to an accounting, auditing or financial reporting issues.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

16.1	Letter from HJ & Associates, LLC to the Securities and Exchange Commission dated December 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEQUEST INTERNATIONAL, INC.

By:	/s/ Luis Alvarez
Luis Alvarez, President

DATED: December 2, 2005